Exhibit 99.1

Forward Looking Statements This presentation contains summary information about Aeluma, Inc . (“Aeluma”) as of the date hereof . The information in this presentation is of general background and contains an overview and summary of certain data selected by the management of Aeluma . It does not purport to be complete . This presentation is not a prospectus, disclosure document or offering document under the law of any jurisdiction . It is for informational purposes only . This presentation is not investment or financial product advice (nor tax, accounting or legal advice) and is not intended to be used for the basis of making an investment decision . A recipient must make their own independent investigations, consideration and evaluation of Aeluma and the offer and Aeluma recommends that investors should obtain their own professional advice before making any investment decisions in the company . This investor presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No registered offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933 , as amended . This document has been prepared based on information available at the time of presentation . No representation or warranty, express or implied, is made as to the fairness, accuracy or completeness of the information, opinions and conclusions contained in this presentation or any omission from this presentation or of any other written or oral information or opinions provided now or in the future to any person . While reasonable care has been taken to ensure that facts stated in this presentation are accurate and/or that the opinions expressed are fair and reasonable, no reliance can be placed for any purpose whatsoever on the information contained in this document or its completeness . To the maximum extent permitted by law, neither Aeluma nor their respective officers, directors, employees, advisors and agents, nor any other person, accepts any liability as to or in relation to the accuracy or completeness of the information, statements, opinions or matters (express or implied) arising out of, contained in or derived from this presentation or any omission from this presentation or of any other written or oral information or opinions provided now or in the future to any person . Some of the statements appearing in this presentation are in the nature of forward looking statements . You should be aware that such statements are predictions based on assumptions, and are subject to inherent risks and uncertainties . Those risks and uncertainties include factors and risks specific to the industry in which Aeluma operates as well as general economic conditions, prevailing exchange rates and interest rates and conditions in the financial markets and other factors that are in some cases beyond Aeluma's control . As a result, any or all of the Aeluma’s forward - looking statements in this presentation may turn out to be inaccurate and actual results may be materially different than those expressed in such forward - looking statements . Except as required by law, we are under no duty to update or revise any of the forward - looking statements, whether as a result of new information, future events or otherwise, after the date of this presentation . These forward - looking statements speak only as of the date of this presentation, and we assume no obligation to update or revise these forward - looking statements for any reason . © Aeluma, Inc. All Rights Reserved. 2

At a Glance Aeluma develops high performance semiconductors that scale for consumer markets. 26+ ISO 9001:2015 © Aeluma, Inc. All Rights Reserved. 3 Issued and pending patents Quality Management System Certification SAM based on InGaAs (indium gallium arsenide) sensors in selected defense & aerospace, mobile/consumer, Headquarters: Santa Barbara, California Team: 15 $1.5B SAM in 2030 InGaAs sensors Broad Applicability SAM growing from $240M in 2025 Expanding marketing in Mobile, AI, Quantum Computing, AR/VR, Communication, Biomedical, 5G/6G OTCQB ALMU Share Price 1 Market Cap. 1 Shares Outstanding 1 $3.58 $43.69M 12.18M 1 At June 30, 2024 automotive, other; Estimates based on internal assumptions and reports including from www.futuremarketinsights.com.

Timeline and Milestones Aeluma Reporting Revenue from Multiple Customers Aeluma has met or beat all of its milestones Revenue Reported Achieving revenue after ~2 years from our initial private placement financing ● Aeluma began to recognize revenue from its products in fourth fiscal quarter ended June 30, 2023 (see 10 - K filed on September 25, 2023) and has reported revenue every quarter since ● Revenue generated primarily from small - volume orders and development contracts © Aeluma, Inc. All Rights Reserved. 4 Past performance is not indicative of future performance. Outcomes cannot be guaranteed.

Fiscal Q4 2024 Financial Highlights Q4 2023 Q4 2024 © Aeluma, Inc. All Rights Reserved. 5 Note: Outcomes cannot be guaranteed. Forecast is based on internal projections. FY 2025 $0.19M $0.92M Guidance for more than 335% Year - Over - Year Revenue Growth in Fiscal Year 2025 Revenue grew by $0.73M $4.0M Record backlog from multiple government and commercial contracts driving revenue growth Revenue

Why Aeluma and Why Now? Shortwave Infrared (SWIR) Sensors Needed for Consumer Markets What is SWIR? SWIR sensors needed for eye safety and other benefits © Aeluma, Inc. All Rights Reserved. 6 VIS: Visible; NIR: Near infrared; SWIR: Shortwave Infrared; Source of figures: Rep. Prog. Phys. 85, 12 (2022). Radical approach required to scale and reduce cost

© Aeluma, Inc. All Rights Reserved. 7 Technology Portfolio • Detector Arrays • Large - area Detectors • Quantum Dot Lasers • Heterogeneous Templates

© Aeluma, Inc. All Rights Reserved. Automotive LiDAR Aiming to Service a Broad Market High Performance Semiconductors That Scale 8 • Consumer vehicles • Robotaxis • Trucking Industrial and Logistics Defense & Aerospace Mobile and AR/VR Communications, Quantum and AI • Robotics • Delivery robots • Factory automation • Logistics • Security • Imaging and LiDAR • Security • Autonomous systems • Atmospheric sensing • Topography • Mobile phone, tablet • Face ID • LiDAR scanner • Proximity sensors • AR/VR glasses • Data centers and AI • Telecommunications • Quantum computing • 5G/6G wireless Market sizes based on internal studies and projections for 2030. Aeluma positioned as a technology provider to service broad range of merket verticals

The Aeluma Approach to Semiconductor Manufacturing High Performance Technology with Large - Diameter Substrate Manufacturing © Aeluma, Inc. All Rights Reserved. 9 InGaAs: Indium Gallium Arsenide; InP: Indium Phosphide; Source of image: https:// www.flir.com/support/products/swir - ingaas - fpa/; Note: Outcomes cannot be guaranteed. InP substrate sizes SWIR Sensor InGaAs manufactured on InP substrates 3 inch 4 inch 8 inch Silicon substrate sizes Leaping from InP to Silicon 12 inch

Non - scalable, manual and low throughput Highly automated and ability to produce many devices per wafer Monolithic CMOS process integration Wafer - scale integration and packaging 10X lower manufacturing cost for mass market applications Note: Outcomes cannot be guaranteed. © Aeluma, Inc. All Rights Reserved. Aeluma’s Technology Breakthrough Scalable, Cost - Effective Manufacturing Enabled by Cutting - Edge Intellectual Property Aeluma high performance InGaAs with Silicon manufacturing Conventional manufacturing of InGaAs semiconductor devices Moving from 3 - inch to 12 - inch wafers 16X wafer area 10

Manufacturing for a Mass Market Aeluma’s Large - Diameter Manufacturing Economies of Scale Cars will have Radar, LiDAR, and Camera sensors © Aeluma, Inc. All Rights Reserved. 11 LiDAR: Light Detection and Ranging; Note: Outcomes cannot be guaranteed. Values are provided for qualitative illustration purposes only. 1 www.idc.com. Source of car/sensors figure: https:// www.eetimes.com/why - sensor - technology - is - the - key - to - autonomous - vehicles/ • Market: 113 million automotive vehicles in 2024 1 • Each vehicle may have 1 - 5 LiDAR sensors • Note: Some LiDARs require more than 1 FPA Number of wafers required 3 inch: 425,532 wafers 4 inch: 212,768 wafers 3 inch: 47 chips per wafer 4 inch: 94 chips per wafer Example case: Manufacturing 20,000,000 sensor chips for LiDAR Number of wafers required 8 - inch: 42,824 wafers 12 - inch: 17,700 wafers 8 - inch: 467 chips per wafer 12 - inch: 1,130 chips per wafer Aeluma’s manufacturing approach can enable the scaling and cost reduction required for mass market applications.

© Aeluma, Inc. All Rights Reserved. Note: Outcomes cannot be guaranteed. Metrics not based on actual data and are provided for qualitative illustration purposes only. Typical InP Aeluma Outperforms the Competition Technology Comparison Aeluma’s is the only known technology that combines proven, high - performance InGaAs with scalable, cost - effective Silicon manufacturing, thereby overcoming the cost - performance tradeoff. 12 substrate sizes are 3 - or 4 - inch. Typical Si substrate sizes are 8 - or 12 - inch. APD: Avalanche photodiode. SPAD: Single - photon avalanche diode.

Custom Detector Arrays SWIR Detector Arrays for Active and Passive Imaging • Low dark current photodetector arrays manufactured with large - diameter substrate platform • Pixel and array size customizable • Typical array sizes: 128 X 32, 256 X 128, 640 X 512 • Delivered as PDA chips or with ROICs • FPA assembly available • Small test arrays (ex. 8 X 8) available for evaluation/qualification Examples shown are 256 X 128 arrays Focal Plane Array Assembly Applicable markets include: automotive, mobile, AR/VR, defense & aerospace, industrial and logistics, and security Evaluation Board © Aeluma, Inc. All Rights Reserved. 13

Large - Area Detectors High sensitivity and low dark current and high speed detectors for SWIR and XSWIR • Typical Photosensitive Diameter (D): 0.25 to 5.0mm • Typical Operating Wavelength (  ): 0.95 to 1.55  m) • Device: PIN, APD or SPAD • Format: Bare die or mounted in TO package Bare Die TO Package © Aeluma, Inc. All Rights Reserved. 14 Applicable markets include: automotive, mobile, AR/VR, defense & aerospace, industrial and logistics, gas sensing, instrumentation, and security

Opportunities for Growth 15

Mobile and Consumer Markets Representing ~$296B in Semiconductor Revenue in 2023* Facial ID LiDAR Scanner Proximity Sensor © Aeluma, Inc. All Rights Reserved. *https:// www.yolegroup.com/product/report/semiconductor - trends - in - mobile - and - consumer - 2024/ 16

Proximity Sensors in Mobile Devices with Displays Under the Screen Sensors https:// www.yolegroup.com/product/report/iphone - 14 - pro - under - display - proximity - sensor/ Under Display Proximity Sensor in iPhone 14 Pro: Enabled by SWIR Laser/Detector Pair Behind the screen sensors minimize cutout but may distort screen © Aeluma, Inc. All Rights Reserved. 17

Quantum Dot Lasers 12 - inch Silicon Photonics Wafer with Aeluma Materials Aeluma, Inc. Enters into Agreement with RFSUNY to Support AIM Photonics Lasers for Silicon Photonics Integration of quantum dot lasers and other group III - V active devices in Silicon Photonics Applicable markets include: AI, high - performance computing, automotive, mobile, AR/VR, defense & aerospace, quantum computing, and communication Heterogeneous Integration by Selective Growth 12 - inch Wafer in Growth Chamber Quantum Dot Lasers 12 - inch Wafer Under Test © Aeluma, Inc. All Rights Reserved. 18

Quantum Computing with Photonics Entangled Photonic Pair Generation Enabled Heterogeneous Integration Quantum Photonic Circuits Adding III - V layer to SOI Silicon Photonics Platform Nonlinear III - V devices in 300mm SOI Silicon Photonics Integrated gain with selective growth of InAs quantum dots Integrated source with nonlinear InGaP or AlGaAs Demonstration on 100mm substrated using Aeluma’s 300mm growth capability AlGaAs - on - Insulator following hybrid wafer bonding and substrate removal © Aeluma, Inc. All Rights Reserved. 19

CHIPS Act Microelectronics Commons Aeluma Hub Leader USC Named Recipient of CHIPS Act Program Award ● Deputy Secretary of Defense announced $238 million in CHIPS funding for the establishment of Microelectronics Commons regional hubs ● According to the announcement, only 8 of 83 submitted proposals were selected for a funding award ● Aeluma hub leader University of Southern California led winning proposal ● Aeluma proud to have contributed to winning proposal and participating as affiliate member of the hub © Aeluma, Inc. All Rights Reserved. 20 Source: https:// www.defense.gov

Future Advanced - Node Semiconductors Heterogeneous Integration of III - V Materials on Silicon CMOS © Aeluma, Inc. All Rights Reserved. 21

The Path to Commercialization 22

● Located in Goleta, California High - Tech Corridor ● 9,000 sq. ft. space with cleanroom facility ● ISO 9001:2015 Certified Aeluma’s Headquarters Ideal Location for Development and Commercialization © Aeluma, Inc. All Rights Reserved. 23

Aeluma’s Cost - Effective Scalable Manufacturing 12 - inch Wafer Capability and Strong Intellectual Property ● Commercial 12 - inch state - of - the - art deposition tool ● Set up for cassette loading production ● Support equipment for wafer clean and processing ● Extensive patent protection and trade secrets ● Large - volume foundry partners for scaling © Aeluma, Inc. All Rights Reserved. 24

Leadership Team Vision, Entrepreneurship and Expertise Senior Management Jonathan Klamkin, PhD Founder, CEO & Director Matthew Dummer Director of Technology Steven DenBaars, PhD Advisor, Seed Investor & Director John Paglia, PhD Director Craig Ensley Director Shuji Nakamura, PhD Seed Investor Richard Ogawa, JD Advisor & Seed Investor Board Members © Aeluma, Inc. All Rights Reserved. 25 Investors/Advisors

info@aeluma.com www.aeluma.com Sensing Reimagined TM © Aeluma, Inc. All Rights Reserved. 26